U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           /x /

Pre-Effective Amendment No.

Post-Effective Amendment No.          12

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   / x /

Amendment No.      13

(Check appropriate box or boxes)

THE APPLETON FUNDS

(Exact Name of Registrant as Specified in Charter)

303 Broadway, Suite 900
     Cincinnati, Ohio 45202
       (Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code:  (513) 878-4000

James I. Ladge
Appleton Partners, Inc.
  45 Milk Street, Eighth Floor
Boston, Massachusetts 02109
   (Name and Address of Agent for Service)

Copies to:
Jay S. Fitton
JPMorgan Chase Bank, N.A.
303 Broadway, Suite 900
Cincinnati, Ohio 45202

It is proposed that this filing will become effective:

/X / immediately upon filing pursuant to Rule 485(b)
/  /  on (date) pursuant to Rule 485(b)
/  /  60 days after filing pursuant to Rule 485(a)
/  /  on (date) pursuant to Rule 485(a)

PROSPECTUS	May 1, 2011

APPLETON FUNDS
303 Broadway, Suite 900 hCincinnati, Ohio 45202 h877-71-APPLE

APPLETON EQUITY GROWTH FUND

The Appleton Equity Growth Fund (the "Fund"), a separate series of The Appleton Funds (the “Trust”), seeks long-term growth of capital by investing primarily in common stocks.

This Prospectus includes important information about the Fund that you should know before investing.  You should read the Prospectus and keep it for future reference.

TABLE OF CONTENTS

EQUITY GROWTH FUND SUMMARY
INVESTMENT STRATEGIES AND RISKS
THE FUND’S MANAGEMENT
HOW TO PURCHASE SHARES
DISTRIBUTIONS AND TAXES
FINANCIAL HIGHLIGHTS	.

The Securities and Exchange Commission has not approved nor disapproved these securities, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

THE FUND’S INVESTMENT GOAL

The Fund's investment objective is to seek long-term growth of capital.

THE FUND’S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment).
Wire Redemption	$9.00

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees	1.00%
Distribution (12b-1) Fees	0.25%
Other Expenses	1.53%
Acquired Fund Fees and Expenses (AFFE)(1)	0.01%
Total Annual Fund Operating Expenses(2)	2.79%
Fee Waiver and Expense Reimbursement	(1.28)%
Net Expenses	1.51%

(1)
AFFE are not fees or expenses incurred by the Fund directly but are expenses of the investment companies in which the Fund invests.. AFFE fees are not included as expenses in the Ratio of Net Expenses to Average Net Assets found in the “Financial Highlights” section of this Prospectus.

(2)
Pursuant to a written contract between the Adviser and the Fund, the Adviser has agreed to waive a portion of its advisory fees and/or assume certain expenses of the Fund other than brokerage commissions, extraordinary items, interest and taxes to the extent “Annual Fund Operating Expenses” exceed 1.50% of the Fund’s average daily net assets (the “Expense Limitation Agreement”).  This expense limitation will remain in effect until at least April 30, 2012 but can be terminated by a vote of the Board of Trustees or the Fund if they deem the termination to be beneficial to the Fund shareholders.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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1 Year	3 Years	5 Years	10 Years
$154	$744	$1,361	$3,026

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.

THE FUND’S PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, at least 80% of the Fund's assets will be invested in common stocks.  These securities may be from large-cap, mid-cap or small-cap companies. By combining macro-economic and micro-economic factors, the Fund seeks the best-positioned companies within the fastest growing industries.  In pursuing the Fund’s investment objective, the Adviser first employs top-down analysis to select specific industry groups demonstrating growth potential.  A bottom-up approach is then used to select particular companies within the industry groups.

THE PRINCIPAL RISKS

The return on and value of an investment in the Fund will fluctuate in response to stock market movements.  Stocks are subject to market risks, such as rapid increase or decrease in a stock's value or liquidity, and fluctuations due to a company's earnings, economic conditions and other factors beyond the control of the Adviser.  As a result, there is a risk that you could lose money by investing in the Fund.

Different investment styles, such as growth and value investing, may shift in and out of favor depending upon market and economic conditions as well as investor sentiment.  The Fund may outperform or underperform other funds that have a different investment style.  Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential.  Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market.  Growth oriented funds will typically underperform when value investing is in favor.  In addition, securities of small-cap companies may be more thinly traded and may have more frequent and larger price changes than securities of large-cap companies.

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An investment in the Fund is not a deposit of a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUND’S PERFORMANCE

The bar chart and performance table shown below provide an indication of the risks of investing in the Fund.  The bar chart shows the Fund’s average annual returns from year to year, together with the best and worst quarters.  The accompanying table shows the Fund’s average annual total returns for periods ended December 31, 2010 and compares the returns to those of a broad-based securities market index.  The table also shows how the Fund’s returns compare with an index comprised of common stocks similar to those in which the Fund invests.  Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how it will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 15.24% during the quarter ended December 31, 2001, and the lowest return for a quarter was –24.73% during the quarter ended December 31, 2008.

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Average Annual Total Returns for Periods Ended December 31, 2010

	One Year	Five Year	Ten Year

Appleton Equity Growth Fund Return Before Taxes	19.65%	3.22%	(1.93)%

Appleton Equity Growth Fund Return After Taxes on Distributions 1	19.65%	3.20%	(1.95)%

Appleton Equity Growth Fund Return After Taxes on Distributions and Sale of Fund Shares	12.77%	2.76%	(1.62)%

S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%

Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	16.71%	3.75%	0.02%
1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your tax situation and may differ from those shown.  The after-tax returns shown are not relevant if you hold your Fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”).

INVESTMENT ADVISER
Appleton Partners, Inc.

Portfolio Managers
James I. Ladge, CFA
Portfolio Manager since 2000

BUYING AND SELLING SHARES

Minimum Initial Investment
$1,000

Minimum Additional Investment
None

You may buy and sell shares in the Fund on a day when the New York Stock Exchange (the “Exchange”) is open for trading.  You may sell your shares by telephone, by mail, by wire, or through a systematic withdrawal plan.  For more information about buying and selling shares see the section “How to Purchase Shares” of the Fund’s prospectus or call 1-877-71-APPLE.

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TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial institution (such as a bank), the Fund and its related companies may pay the financial institution for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial institution and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial institution’s web site for more information.
ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

The Board of Trustees may change the Fund's investment objective without shareholder approval, but only after shareholders have been notified and after this Prospectus has been revised accordingly.  Unless otherwise indicated, all investment practices, strategies and limitations of the Fund are nonfundamental policies that the Board of Trustees may change without shareholder approval.

The Adviser believes that as the world becomes more complex, it is no longer possible to invest by focusing solely on an individual company.  The top down, macro-economic environment within and around a company's operations must be assessed and understood.  Recognizing this reality, and the dynamism of both the U.S. and the global economy, the Adviser asks a number of evolving questions:

•	What global causes (war, recession, technology revolution) could alter the projected profit outlook?
•	What are the demographic trends, not only in the U.S. but abroad, and what will their impact be on the economy in the coming years?
•	What public policy issues, whether political, monetary or regulatory, could impact industry growth?

These basic questions allow the Adviser to develop a focus list of industries that it believes will sustain high profit growth given the current and future economic, financial and political scenarios.

Once industry sectors have been identified, the Adviser’s research process continues with bottom up or micro-economic analysis, to find individual stocks that can be placed on the buy list.  The Adviser believes there are certain characteristics that are generally found in growing companies, characteristics that may be unique, but if not unique at least give their owners a competitive edge.  The Adviser begins by reviewing revenue growth, market share and price control, not only for individual companies, but their competitors.  The Adviser considers such factors as a company’s management team, new products and overall financial outlook.  This intensive fundamental research narrows the potential portfolio down to a manageable list of 50-70 candidates.  Thus, by combining top down and bottom up research, the Adviser will maintain a portfolio of 25-35 stocks that it believes are the best companies within the fastest growing industries.

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When the Adviser believes substantial price risks exist for common stocks because of uncertainties in the investment outlook or, when in the Adviser’s judgment, it is otherwise warranted in selling to manage the Fund's portfolio, the Fund may temporarily hold, for defensive purposes, all or a portion of its assets in short-term obligations such as bank debt instruments (certificates of deposit, bankers' acceptances and time deposits), commercial paper, shares of money market investment companies, U.S. Government or agency obligations having a maturity of less than one year, or repurchase agreements.  The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.  If the Fund takes such a temporary defensive position, it may not pursue or achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Equity Risk.  Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities of individual companies may fluctuate based upon performance of the company and industry as well as economic trends and developments. Fluctuations in the value of equity securities in which the Fund invests will cause the Fund’s net asset value to fluctuate. An investment in an equity fund may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

Change in Market.  The Fund may specify in its principal investment strategy a market capitalization range for acquiring portfolio securities. If a security that is within the range for the Fund at the time of purchase later falls outside the range, which is most likely to happen because of market growth, the Fund may continue to hold the security if, in the Adviser’s judgment, the security remains otherwise consistent with the Fund’s investment goal and strategies. However, this change could affect the Fund’s flexibility in making new investments.

NON-PRINCIPAL RISKS OF INVESTING IN THE FUND

Derivatives. The  Fund may, but is not required to, use derivative instruments for any of the following purposes:
•	To hedge against adverse changes - caused by changing interest rates, stock market prices or currency exchange rates - in the market value of securities held by or to be bought for the Fund;
•	As a substitute for purchasing or selling securities;
•	To enhance the Fund’s potential gain in non-hedging or speculative situations; or
•	To lock in a substantial portion of the unrealized appreciation in a stock without selling it.

A derivative instrument will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index. Even a small investment in derivative instruments can have a large impact on a portfolio’s yield, stock prices and currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings.

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Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund’s holdings less liquid and harder to value, especially in declining markets. In addition, much of the income and gains generated by derivatives will be taxed as ordinary income. Under normal circumstances, derivatives will typically be limited to an amount less than 10% of the Fund’s assets.

Exchange-Traded Funds.  The Fund may invest in shares of exchange-traded funds (“ETFs”). An ETF is a registered investment company that seeks to track the performance of a particular market index. Investing in an ETF generally offers instant exposure to an index or a broad range of markets, sectors, geographic regions or industries.

When investing in ETFs, shareholders bear their proportionate share of the Fund’s expenses and their proportionate share of ETF expenses which are similar to the Fund’s expenses. Also, although ETFs seek to provide investment results that correspond generally to the price and yield performance of a particular market index, the price movement of an ETF may not track the underlying index.

Lending of Portfolio Securities.  The Fund may lend its portfolio securities to brokers, dealers and financial institutions under guidelines adopted by the Board of Trustees, including a requirement that the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, the Fund’s Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. Lending portfolio securities results in additional income, which serves to reduce the amount that would otherwise be payable by the Adviser to the Fund under the Adviser’s contractual expense limitation arrangement.

Market Disruption Risk. The United States has recently experienced significant disruption to its financial markets impacting the liquidity and volatility of securities generally, including securities in which the Funds may invest.  During periods of extreme market volatility, prices of securities held by the Fund may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities.  As a result, the market prices of securities held by the Fund could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security.
The recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself are regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment goal.

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Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment goals, but there can be no assurance that it will be successful in doing so.

Where Can I Find Information About the Fund’s Portfolio Holdings Disclosure Policies?

A description of the Fund’s policies and procedures for disclosing portfolio securities to any person is available in the Statement of Additional Information (“SAI”).

MANAGEMENT OF THE FUND

The Fund is a diversified series of the Trust, an open-end management investment company organized as an Ohio business trust on October 31, 2000. The Board of Trustees supervises the business activities of the Trust.  Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

The Trust retains Appleton Partners, Inc. (the "Adviser"), 45 Milk Street, Eighth Floor, Boston, Massachusetts 02109, to manage the Fund's investments. Established in 1986, Appleton Partners, in addition to managing private accounts of individuals, also invests for corporations, foundations and pension and profit-sharing plans.  During the fiscal year ended December 31, 2009, the Fund paid the Adviser a fee of 1.00% of its average daily net assets.

Pursuant to a written contract between the Adviser and the Fund, the Adviser has agreed to waive a portion of its advisory fees and/or assume certain expenses of the Fund other than brokerage commission, extraordinary items, interest and taxes to the extent annual Fund operating expenses exceed 1.50% of the Fund’s average daily net assets.  The Adviser has agreed to maintain these expense limitations with regard to the Fund through April 30, 2011.  During the year ended December 31, 2010, the Adviser waived $108,848 of advisory fees and reimbursed the Fund for $183 of other operating expenses.

A discussion regarding the basis for the Board of Trustees approving the Investment Advisory Agreement between the Fund and the Adviser is available in the Fund’s annual report to shareholders for the period ending December 31, 2010.

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James I. Ladge, CFA, is a Senior Vice President of the Adviser and is primarily responsible for managing the Fund's portfolio. Mr. Ladge has been a Senior Portfolio Manager for equity and fixed income clients since 1998, and has also held the role of Director of Research.  He previously served as a Research Analyst for the Adviser beginning in 1993.  Prior to that, he worked at State Street Bank and Trust Company.  Mr. Ladge was awarded a B.A. from Syracuse University and his M.B.A. from Boston University.  He received his Chartered Financial Analyst (CFA) designation in 1995.  Mr. Ladge has managed the Fund since its inception.

Additional information related to each portfolio manager’s compensation, ownership percentages, and other accounts managed may be found in the Statement of Additional Information.

CALCULATION OF SHARE PRICE

On each day that the Trust is open for business, the Fund’s share price (“NAV”) is determined as of the close of the regular session of trading on the Exchange, currently 4:00 p.m., Eastern time.  The Trust is open for business on each day the Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its NAV might be materially affected.  The NAV per share of the Fund is calculated, generally using market prices, by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

Portfolio securities traded on stock exchanges are valued at their last sales price as of the close of the regular session of trading on the day the securities are being valued. U.S. Government obligations are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities.  Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If market quotations are not readily available or if available market quotations are not reliable, securities are valued at their fair value as determined in good faith in accordance with procedures established by and under the general supervision of the Board of Trustees of the Trust.  The Fund may use fair value pricing if the value of a security has been materially affected by events occurring before the Fund’s calculation of NAV but after the close of the primary markets on which the security is traded.  The Fund may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Fund’s calculation of NAV.  Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account.

The use of fair value pricing has the effect of valuing a security based upon the price the Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price.  Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.

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HOW TO PURCHASE SHARES

Your initial investment in the Fund ordinarily must be at least $1,000 ($500 for tax-deferred retirement plans).  The Fund will accept accounts with less than the stated minimum from employees of the Adviser and its affiliates and may, in the Adviser's sole discretion, accept certain other accounts with less than the stated minimum initial investment.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the price determined as of 4:00 p.m. Eastern time on the day in which your account is closed. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

The Fund generally will not accept investments from foreign investors (e.g. foreign financial institutions; non-U.S. persons). The Fund has instructed the transfer agent accordingly. If the Fund accepts such investments, the Fund is required to conduct due diligence on such foreign investors as required under Section 312 of the USA Patriot Act.

Shares of the Portfolio are sold on a continuous basis at the NAV next determined after receipt of a purchase order by the Trust. Direct purchase orders received by the Transfer Agent (as defined below) prior to the close of regular trading on the Exchange on any Business Day, are priced according to applicable net asset value determined on that date. Purchase orders received after the close of regular trading on the Exchange are generally priced as of the time the net asset value is next determined. The Distributor (as defined below) has relationships with certain brokers and other financial intermediaries who are authorized to receive, or designate intermediaries to receive purchase and redemption orders for the Fund. If you purchase through such a broker, your order will be priced at the NAV next determined after your broker or its designated intermediary receives it. Dealers or other agents may charge you a fee for effecting transactions. Contact your broker to determine whether it has an established relationship with the Distributor.

Initial Investments by Mail.  You may open an account and make an initial investment in the Fund by sending a check and a completed account application form to The Appleton Equity Growth Fund, P.O. Box 5354, Cincinnati, Ohio 45201-5354.  Checks should be made payable to the "Appleton Equity Growth Fund."  An account application is included in this Prospectus.  Payment must be made by check drawn on a U.S. bank and payable in U.S. dollars.  Third party checks will not be accepted.

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The Trust mails you confirmations of all purchases or redemptions of Fund shares.  Certificates representing shares are not issued.  The Trust reserves the right to limit the amount of investments and to refuse to sell to any person.

You should be aware that the Fund's account application contains provisions in favor of the Trust, the Distributor, the Transfer Agent, and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

If your order to purchase shares is canceled because your check does not clear, a fee may be imposed and you will be responsible for any resulting losses or fees incurred by the Trust, the Distributor or the Transfer Agent in the transaction.

Processing Organizations.  You may also purchase shares of the Fund through a “processing organization” (e.g., a mutual fund supermarket), which is a broker-dealer, bank or other financial institution that purchases shares for its customers.  The Trust has authorized certain processing organizations to receive purchase and sales orders on the Trust’s behalf.  Before investing in the Fund through a processing organization, you should read any materials provided by the processing organization together with this Prospectus.

When shares are purchased this way, there may be various differences.  The processing organization may:

•	Charge a fee for its services;
•	Act as the shareholder of record of the shares;
•	Set different minimum initial and additional investment requirements;
•	Impose other charges and restrictions; or
•	Designate intermediaries to accept purchase and sales orders on the Fund’s behalf.

The Trust considers a purchase or sales order as received when an authorized processing organization, or its authorized designee, receives the order in proper form.  These orders will be priced based on the Fund’s NAV next computed after such order is received in proper form.

Shares held through a processing organization may be transferred into your name following procedures established by your processing organization and the Trust.  Certain processing organizations may receive compensation from the Trust, the Adviser or their affiliates.

Initial Investments by Wire.  You may also purchase shares of the Fund by wire.  Please telephone the Transfer Agent (Nationwide call toll-free 1-877-71-APPLE) between the hours of 8:30 a.m. and 7:00 p.m. Eastern Time, on days the Fund is open for business, for instructions. The Fund requires a completed, signed account application in order to complete your investment.

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Your investment will be made at the NAV next determined after your wire is received together with either telephoned, faxed, or mailed instructions or with the completed, signed account application as indicated above.  If the Trust does not receive timely and complete account information there may be a delay in the investment of your money and any accrual of dividends.  Your bank may impose a charge for sending your wire.  There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon 30 days' prior notice to shareholders.

Additional Investments.  You may purchase and add shares to your account by mail or by bank wire.  Checks should be sent to the Appleton Equity Growth Fund, P.O. Box 5354, Cincinnati, Ohio 45201-5354.  Checks must be made payable to the "Appleton Equity Growth Fund," be drawn on a U.S. bank and be payable in U.S. dollars.  Third party checks will not be accepted.  Bank wires should be sent as instructed by the Transfer Agent.  Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account.  While there is presently no minimum amount required for subsequent investments, the Trust reserves the right to impose such requirement without prior notice.

SHAREHOLDER SERVICES

Contact the Transfer Agent (Nationwide call toll-free 1-877-71-APPLE) between the hours of 8:30 a.m. and 7:00 p.m. Eastern Time, on days the Fund is open for business, for additional information about the shareholder services described below.

Automatic Withdrawal Plan

If the shares in your account have a value of at least $5,000, you may elect to receive, or may designate another person to receive, monthly, quarterly or annual payments in a specified amount of not less than $100 each.  There is no charge for this service.

Tax-Deferred Retirement Plans.

The Fund offers a Traditional IRA and a Roth IRA for individuals and their non-employed spouses.  A Traditional IRA can be used for both deductible and non-deductible contributions, SEP IRA contributions, IRA transfers and rollovers from other IRAs or rollovers from employer sponsored qualified plan distributions.  For more information, please call toll-free 877-71-APPLE or write to the Transfer Agent to obtain the Fund’s IRA application, custodial agreements and disclosure statements.

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Direct Deposit Plans

Shares of the Fund may be purchased through direct deposit plans offered by certain employers and government agencies.  These plans enable a shareholder to have all or a portion of his or her payroll or social security checks transferred automatically to purchase shares of the Fund.

Automatic Investment Plan

You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account between the 1st and the 25th of the month. If your regularly scheduled debit date falls on a weekend or holiday, your account will be debited on the following business day.  The minimum initial and subsequent investments must be $100 under the plan.  The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon 30 days' written notice, to make reasonable charges for this service.  Your depository institution may impose its own charge for debiting your account, which would reduce your return from an investment in the Fund.

HOW TO REDEEM SHARES

You may redeem shares of the Fund each day that the Trust is open for business.  You will receive the NAV per share next determined after receipt by the Transfer Agent of your redemption request in the form described below.  Payment is normally made within 7 business days after tender in such form, provided that payment for redemption of shares purchased by check will be effected only after the check has been collected, which may take up to 15 days from the purchase date.  To eliminate this delay, you may purchase shares of the Fund by wire.  At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.

By Mail.  You may redeem shares of the Fund on each day that the Trust is open for business by sending a written request to the Transfer Agent.  The request must state the number of shares or the dollar amount to be redeemed and your account number.  The request must be signed exactly as your name appears on the Trust's account records.

Redemption requests may direct that the proceeds be wired directly to your existing account in any commercial bank or brokerage firm in the United States.  If your instructions request a redemption by wire, the Fund's Transfer Agent will charge you a wire fee.  The Trust reserves the right, upon 30 days' written notice, to change the wire processing fee.  All charges will be deducted from your account by redemption of shares in your account.  Your bank or brokerage firm may also impose a charge for processing the wire.  Your proceeds may be deposited without a charge directly into your bank account through an ACH transaction.  In the event that wire or ACH transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Through Broker-Dealers.  You may also redeem shares by placing a wire redemption request through a securities broker or dealer.  Unaffiliated broker-dealers may charge you a fee for this service.  You will receive the NAV per share next determined after receipt by the Trust or its agent of your wire redemption request.  It is the responsibility of broker-dealers to properly transmit wire redemption orders.

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Additional Redemption Information.  The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than 3 business days under unusual circumstances as determined by the Securities and Exchange Commission.  Under unusual circumstances, when the Board of Trustees deems it appropriate, the Fund may make payment for shares redeemed in portfolio securities of the Fund taken at current value.

Some circumstances require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee. We accept original signature guarantees from domestic banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations participating in a Medallion program.

Some of the circumstances that require an original Medallion Signature Guarantee are as follows:

•	Redemption proceeds that have a value of $100,000 or more
•	Proceeds that are not being paid to the owner of record
•	Proceeds that are being sent to an address other than the address of record
•	Proceeds to be paid by check to an address of record that has been changed within 30 days
•	Proceeds are being wired or sent through ACH when the bank instructions have been added or changed within 30 days of your redemption request
•	Proceeds or shares are being transferred between accounts with different account registrations

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund reserves the right to require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $1,000 due to redemption, or such other minimum amount as the Fund may determine from time to time.  An involuntary redemption constitutes a sale.  You should consult your tax adviser concerning the tax consequences of involuntary redemptions.  You may increase the value of your shares in the Fund to the minimum amount within the 30-day period.  Each share of the Fund is subject to redemption at any time if the Board of Trustees determines, in its sole discretion, that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Fund.

DIVIDENDS AND DISTRIBUTIONS

The Fund expects to distribute substantially all of its net investment income, if any, on an annual basis.  The Fund expects to distribute any net realized long-term capital gains at least once each year.  Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

15

Distributions can be paid in cash, reinvested in additional shares, or a combination of both cash payment and reinvestment.

You should indicate your choice of option on your application.  If no option is specified on your application, distributions will automatically be reinvested in additional shares.  All distributions will be based on the NAV in effect on the payable date.

If you select payment in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for 6 months, your dividends may be reinvested in your account at the then-current NAV and the distribution option on your account will be converted to have all distributions reinvested in additional shares.  No interest will accrue on amounts represented by uncashed distribution checks.

MARKET TIMING POLICY

Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs. The Fund will take reasonable steps to discourage excessive short-term trading and the Fund’s Board of Trustees has adopted the following policies and procedures with respect to market timing. The Fund will monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If the Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Fund may ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts.  While the Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Fund believes it is acting in a manner that is in the best interests of its shareholders.

Generally, a shareholder may be considered a market timer if they have (i) requested a redemption out of the Appleton Funds within 2 weeks of an earlier purchase of the Fund, or (ii) made more than 3 purchases and redemptions within a rolling 30 day period. If a shareholder exceeds these limits the Fund may refuse to process purchases by the shareholder.  The Fund’s excessive trading policies do not apply to systematic purchases and redemptions.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers in which transactions are placed. If the Fund identifies excessive trading in such an account, the Fund may instruct the intermediary to restrict the investor responsible for the excessive trading from further trading in the Fund. In accordance with Rule 22c-2 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund has entered into information sharing agreements with certain financial intermediaries.  Under these agreements, a financial intermediary is obligated to:  (1) adopt and enforce during the term of the agreement, a market-timing policy, the terms of which are acceptable to the Fund; (2) furnish the Fund, upon its request, with information regarding customer trading activities in shares of the Fund; and (3) enforce its market-timing policy with respect to customers identified by the Fund as having engaged in market timing.  When information regarding transactions in the Fund’s shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

16

IMPORTANT NOTICE TO FINANCIAL INTERMEDIARIES

The Fund requires that you identify yourself if you are a financial intermediary that established omnibus accounts in the Fund for your customers. If you do not identify yourself and the Fund determines that you are a financial intermediary, the Fund has the right to refuse future purchases from you and will apply its Market Timing Policy to your account(s) or may close your account immediately at the next computed net asset value.

The Fund applies these policies and procedures to all shareholders believed to be engaged in market timing or excessive trading. The Fund has no arrangements to permit any investor to trade frequently in shares of the Fund, nor will it enter into any such arrangements in the future.

TAXES

 The Fund has qualified and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders.  The Fund intends to distribute substantially all of its net investment income and any realized capital gains for each year of its operation to its shareholders.  Distributions of net investment income and net realized short-term capital gains, if any, are taxable to investors as ordinary income.  Dividends distributed by the Fund from net investment income may be eligible, in whole or in part, for the dividends received deduction available to corporations.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) by the Fund are taxable to you as capital gains, without regard to the length of time you have held your Fund shares.  Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its assets.  Redemptions of shares of the Fund are taxable events on which a shareholder may realize a gain or loss.  Due to the investment strategies used by the Fund, distributions are generally expected to consist of net capital gains; however, the nature of the Fund’s distributions could vary in any given year.

The Fund will mail a statement indicating the amount and federal income tax status of all distributions made during the year.  The Fund’s distributions may be subject to federal income tax whether distributions are taken in cash or reinvested in additional shares.  In addition to federal taxes, you may be subject to state and local taxes on distributions.

17

A Fund may be required to withhold U.S. federal income tax on all taxable distributions and sales payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is 28%.

DISTRIBUTION PLAN

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a plan of distribution (the "Plan"), under which the Fund may directly incur or reimburse the Adviser or the Distributor for certain distribution-related expenses, including:

•	payments to securities dealers and others who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of such shares;
•	expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent;
•	expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising;
•	expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund;
•	expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and
•	any other expenses related to the distribution of the Fund's shares.

The annual limitation for payment of expenses pursuant to the Plan is 0.25% of the Fund's average daily net assets.  Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

THE DISTRIBUTOR

Unified Financial Securities, Inc. (the "Distributor") is the Trust's principal underwriter and, as such, is the exclusive agent for distribution of shares of the Fund.  The Distributor is obligated to sell the Fund's shares on a best efforts basis only against purchase orders for the shares.  Shares of the Fund are offered to the public on a continuous basis.

18

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance during the past five years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).  The financial highlights have been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is incorporated by reference in the Statement of Additional Information, which is available upon request.

19

	Year ended December 31, 2010	Year ended December 31, 2009	Year ended December 31, 2008		Year ended December 31, 2007	Year ended December 31, 2006

Net asset value at beginning of year	$6.82	$5.52	$8.97		$7.56	$7.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.01)	0.00	a	0.04	(0.00	)(a)
Net realized and unrealized gains
(losses) on investments	1.36	1.31	(3.45)		1.41	0.56
Total from investment operations	1.34	1.30	(3.45)		1.45	0.56

Less distributions:
Dividends from net investment income	--	--	(0.00	)a	(0.04)	--

Net asset value at end of year	$8.16	$6.82	$5.52		$8.97	$7.56

Total return	19.65%	23.55%	(38.41%)		19.15%	8.00%

Net assets at end of year	$12,834,022	$10,287,384	$7,650,640		$11,841,942	$8,423,337

Ratio of expenses to average net assets	1.50%	1.50%	1.50%		1.50%	1.50%

Ratio of net investment income (loss) to average net assets	(0.30%)	(0.25%)	0.06%		0.50%	(0.06%)

Portfolio turnover rate	38%	62%	40%		36%	50%

(a) Amount rounds to less than $0.01

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APPLETON FUNDS
45 Milk Street, Eighth Floor
Boston, Massachusetts 02109

Board of Trustees
Jack W. Aber
Douglas C. Chamberlain
John M. Cornish
Grady B. Hedgespeth
James I. Ladge

Investment Adviser
APPLETON PARTNERS, INC.
45 Milk Street, Eighth Floor
Boston, Massachusetts 02109

Distributor
UNIFIED FINANCIAL SECURITIES, INC.
2960 North Meridian Street, Suite 300
Indianapolis, IN  46208

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, OH  45202

Legal Counsel
MINTZ, LEVIN, COHN, FERRIS, GLOVSKY AND POPEO, P.C.
One Financial Center
Boston, Massachusetts 02111

Transfer Agent
JPMORGAN CHASE BANK, N.A.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

Shareholder Services
Nationwide:  (Toll-Free) 1-877-71-APPLE
(8:30 a.m. to 7:00 p.m. EST)

21

Additional information about the Fund is included in the Statement of Additional Information (“SAI”), which is hereby incorporated by reference in its entirety and is legally a part of this prospectus.  Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders.  The Fund’s annual report includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

To obtain a free copy of the SAI, or other information about the Fund, or to make inquiries about the Fund, please call 1-877-71-APPLE.

The Fund’s SAI, annual and semi-annual reports to shareholders are also available, free of charge, on the Fund’s internet site at www.appletonfunds.com .

Information about the Fund, including the SAI, can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090.  Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at http:/www.sec.gov.  Copies of information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

File No. 811-10201

22

THE APPLETON FUNDS

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2011

Appleton Equity Growth Fund

The Appleton Funds
303 Broadway, Suite 900 Cincinnati, Ohio 45202

THE TRUST	2
DEFINITIONS, POLICIES AND RISK CONSIDERATIONS	2
QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS	7
INVESTMENT LIMITATIONS	10
TRUSTEES AND OFFICERS	11
THE INVESTMENT ADVISER	13
PORTFOLIO MANAGERS COMPENSATION	14
PORTFOLIO MANAGER HOLDINGS	14
OTHER PORTFOLIO MANAGER INFORMATION	14
PROXY VOTING GUIDELINES	15
THE DISTRIBUTOR	17
DISTRIBUTION PLAN	17
SECURITIES TRANSACTIONS	18
PORTFOLIO TURNOVER	19
DISCLOSURE OF PORTFOLIO HOLDINGS	19
CALCULATION OF SHARE PRICE	20
TAXES	20
REDEMPTION IN KIND	21
HISTORICAL PERFORMANCE INFORMATION	22
PRINCIPAL SECURITY HOLDERS	25
CUSTODIAN	26
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	26
INTEGRATED FUND SERVICES, INC.	26
ANNUAL REPORT	26

This Statement of Additional Information (“SAI”) is not a prospectus.  It should be read together with the Fund’s Prospectus dated May 1, 2011, as supplemented from time to time, with respect to the Appleton Equity Growth Fund (the “Fund”).   The Fund’s financial statements are contained in the Trust’s Annual Report, which is incorporated by reference into this SAI.  A copy of the Trust's Prospectus can be obtained by writing the Trust at 303 Broadway, Suite 900, Cincinnati, Ohio 45202, by calling the Trust nationwide toll-free 1-877-71-APPLE, or by visiting the Trust’s internet site at www.appletonfunds.com.

THE TRUST

The Trust was organized as an Ohio business trust on October 31, 2000.  The Trust currently offers one series of shares to investors: the Appleton Equity Growth Fund (the "Fund").  The Fund is an open-end diversified management investment company.

Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of the Fund into a greater or lesser number of shares so long as the proportionate beneficial interest in the assets belonging to the Fund are in no way affected.  In case of any liquidation of the Fund, the holders of shares will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund.  No shareholder is liable to further calls or to assessment by the Fund without his or her express consent.

Shares of the Fund have equal voting rights and liquidation rights.  When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned.  The Trust does not normally hold annual meetings of shareholders.  The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding not less than 10% of the Trust’s outstanding shares.  The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) in order to facilitate communications among shareholders.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS

A more detailed discussion of some of the terms used and investment policies described in the Prospectus (see "Risk/Return Summary") appears below:

Majority.  As used in the Prospectus and this Statement of Additional Information, and as provided under the 1940 Act, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund.

Small Capitalization Companies.  The Fund may, from time to time, invest a portion of its assets in small, unseasoned companies.  A small capitalization company has a market capitalization of $1 billion or less at the time of the Fund’s investment.  In the Adviser’s opinion, the small cap market may, at times, offer more opportunity for above-average growth and entrepreneurial impact.  Also, small cap companies are often acquisition targets for larger companies.

While smaller companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger corporations.  In addition, in many instances, the securities of smaller companies are traded only over-the-counter on a regional exchange and the frequency and volume of their trading is substantially less than is typical of larger companies. The securities of smaller companies may, therefore, be subject to wider price fluctuations.  When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time.

U.S. Government Obligations.  If the Adviser believes that market indicators point to lower interest rates, the Fund may invest up to 35% of its total assets in U.S. Government obligations or other fixed-income securities of any maturity.  When investing in fixed income securities, the Adviser will select primarily "investment grade" securities rated at least Baa by Moody's or BBB by S&P or, if not rated, of equivalent quality in the Adviser's opinion.  Fixed income securities are acquired primarily for their income return and secondarily for capital appreciation.

U.S. Government obligations include securities that are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities that have been established or sponsored by the United States Government.  U.S. Treasury obligations are backed by the “full faith and credit” of the United States Government.  Other U.S. Government Obligations may or may not be backed by the full faith and credit of the United States.  In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States in the event the agency or instrumentality does not meet its commitments.  Shares of the Fund are not guaranteed or backed by the United States Government.

Repurchase Agreements.  Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement.  In the event of a bankruptcy or other default of the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses.  To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York.  Collateral for repurchase agreements is held in safekeeping in the customer-only account of the
Fund's Custodian at the Federal Reserve Bank.  The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time.  The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security.  At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans.  It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.  In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security.  Delays may involve loss of interest or decline in price of the security.  If a court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller.  As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction.  As with any unsecured debt obligation purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller.  Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price.  However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.  It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

Loans of Portfolio Securities.  The Fund may, from time to time, lend securities on a short-term basis (i.e., for up to seven days) to banks, brokers and dealers and receive as collateral cash, U.S. Government obligations or irrevocable bank letters of credit (or any combination thereof), which collateral will be required to be maintained at all times in an amount equal to at least 100% of the current value of the loaned securities plus accrued interest.  It is the present intention of the Fund, which may be changed without shareholder approval, that loans of portfolio securities will not be made if as a result the aggregate of all outstanding loans exceeds one-third of the value of the Fund's total assets.  Securities lending will afford the Fund the opportunity to earn additional income because the Fund will continue to be entitled to the interest payable on the loaned securities and also will either receive as income all or a portion of the interest on the investment of any cash loan collateral or, in the case of collateral other than cash, a fee negotiated with the borrower.  Such loans will be terminable at any time.  Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities lent or even loss of rights in the collateral in the event of the insolvency of the borrower of the securities.  The Fund will have the right to regain record ownership of loaned securities in order to exercise beneficial rights.  The Fund may pay reasonable fees in connection with arranging such loans.

Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities.  To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter.  Such terms and the issuing bank must be satisfactory to the Fund.  The Fund receives amounts equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower.  The Fund may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans.  Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser or any affiliated person of the Trust or an affiliated person of the Adviser or other affiliated person.  The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.  The Fund will exercise such rights in order to vote on any matter material to its investment.

Bank Debt Instruments.  Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or of banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation.  Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.  Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.  Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.  The Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

Commercial Paper.  Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations.  The Fund will only invest in commercial paper rated A-1 by Standard & Poor's Ratings Group ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or unrated paper of issuers who have outstanding unsecured debt rated AA or better by S&P or Aa or better by Moody's.  Certain notes may have floating or variable rates.  The Fund will not invest in variable and floating rate notes with a demand notice period exceeding seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities, unless, in the judgment of the Adviser, subject to the direction of the Board of Trustees, such note is liquid.

The rating of Prime-1 is the highest commercial paper rating assigned by Moody's.  Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.  These factors are all considered in determining whether the commercial paper is rated Prime-1.  Commercial paper rated A-1 (highest quality) by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned.  The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1.

Foreign Securities.  Subject to the Fund's investment policies and quality and maturity standards, the Fund may invest from time to time in the securities (payable in U.S. dollars) of foreign issuers through the purchase of American Depository Receipts (certificates of ownership issued by a United States bank or trust company as a convenience to investors in lieu of the underlying shares which such bank or trust company holds in custody) or other securities of foreign issuers that are publicly traded in the United States.  Because the Fund may invest in foreign securities, an investment in the Fund involves risks that are different in some respects from an investment in a fund that invests only in securities of U.S. domestic issuers.

Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.  There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.  There may be less governmental supervision of securities markets, brokers and issuers of securities.  Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States.  Settlement practices may include delays and may differ from those customary in United States markets.  Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

Warrants and Rights.  Warrants are options to purchase equity securities at a specified price and are valid for a specific time period.  Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.  The Fund does not presently intend to invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities.

Borrowing and Pledging.  The Fund may borrow money from banks provided that, immediately after any such borrowing, there is asset coverage of 300% for all borrowings of the Fund.  The Fund will not make any borrowing that would cause its outstanding borrowings to exceed one-third of its total assets.  The Fund may pledge assets in connection with borrowings but will not pledge more than one-third of its total assets.  Borrowing magnifies the potential for gain or loss on the portfolio securities of the Fund and, therefore, if employed, increases the possibility of fluctuation in the Fund's net asset value.  This is the speculative factor known as leverage.  The Fund's policies on borrowing and pledging are fundamental policies that may not be changed without the affirmative vote of a majority of its outstanding shares.  It is the Fund's present intention, which may be changed by the Board of Trustees without shareholder approval, to limit its borrowings during the coming year to 5% of its total assets and to borrow only for emergency or extraordinary purposes and not for leverage.

Preferred Stocks and Securities Convertible Into Common Stocks.  The Fund may also invest in preferred stocks or securities convertible into common stocks (such as convertible bonds, convertible preferred stocks and warrants) which are rated at the time of purchase in the four highest grades assigned by Moody’s (Aaa, Aa, A or Baa) or S&P (AAA, AA, A or BBB) or unrated securities the Adviser determines to be of comparable quality. After the Fund purchases a security, that security may cease to be rated or its rating may be reduced; the Adviser will consider such an event to be relevant in its determination of whether the Fund should continue to hold that security.

Additional Information on Fixed-Income Securities.  Preferred stocks and bonds rated Baa or BBB have speculative characteristics such that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest, or to pay the preferred stock obligations, than is the case with higher grade securities.

Investments in fixed-income securities are subject to inherent market risks and fluctuations in value due to changes in earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser.  Fixed-income securities are also subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise.  As a result, the return and net asset value of the Fund will fluctuate.

QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS

The ratings of Moody's and S&P for corporate bonds and convertible debt in which the Fund may invest are as follows:

Moody's Investors Service, Inc.

Aaa - Bonds rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as "gilt edge."  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A – Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa – Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba – Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B – Bonds rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Standard & Poor's Ratings Group

AAA - Bonds rated AAA have the highest rating assigned by S&P to a debt obligation.  Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal.  Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB and B - Bonds rated BB or B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

The ratings of Moody's and S& P for preferred stocks in which the Fund may invest are as follows:

Moody's Investors Service, Inc.

aaa - An issue rated aaa is considered to be a top-quality preferred stock.  This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa - An issue rated aa is considered a high-grade preferred stock.  This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a - An issue rated a is considered to be an upper-medium grade preferred stock.  While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa - An issue rated baa is considered to be medium grade, neither highly protected nor poorly secured.  Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba - An issue rated ba is considered to have speculative elements and its future cannot be considered well assured.  Earnings and asset protection may be very moderate and not well safeguarded during adverse periods.  Uncertainty of position characterizes preferred stocks in this class.

b - An issue rated b generally lacks the characteristics of a desirable investment.  Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

Standard & Poor's Ratings Group

AAA - This is the highest rating that may be assigned by S& P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA - A preferred stock issue rated AA also qualifies as a high-quality fixed income security.  The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB and B - Preferred stock rated BB and B are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay preferred stock obligations.  While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

INVESTMENT LIMITATIONS

The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Fund.  These limitations may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund.

Under these fundamental limitations, the Fund may not:

(1)
Issue senior securities, pledge its assets or borrow money, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests that might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2)	Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(3)	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(4)
Make short sales of securities or maintain a short position, or write, purchase or sell puts, calls or combinations thereof, except as stated in the Prospectus or this Statement of Additional Information or except short sales "against the box”;

(5)
Make loans of money or securities, except that the Fund may (i) invest in repurchase agreements and commercial paper; (ii) purchase a portion of an issue of publicly distributed bonds, debentures or other debt securities; and (iii) acquire private issues of debt securities subject to the limitations on investments in illiquid securities;

(6)	Write, purchase or sell commodities, commodities contracts, futures contracts or related options;

(7)	Invest more than 25% of its total assets in the securities of issuers in any particular industry (other than securities the United States Government, its agencies or instrumentalities);

(8)	Invest for the purpose of exercising control or management of another issuer;

(9)
Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those that are not readily marketable) which own or deal in such things;

(10)
Purchase or sell interests in real estate or real estate limited partnerships (although it may invest in real estate investment trusts and purchase securities secured by real estate or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

(11)	Invest more than 15% of its net assets in illiquid securities;

(12)
Purchase the securities of any issuer if such purchase at the time thereof would cause less than 75% of the value of the total assets of the Fund to be invested in cash and cash items (including receivables), securities issued by the U.S. Government, its agencies or instrumentalities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer; or

(13)	Invest in securities of other investment companies, other than to the extent permitted by Section 12(d) of the 1940 Act.

With respect to the percentages adopted by the Trust as maximum limitations on the Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money and the holding of illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

The Trust does not intend to pledge, mortgage or hypothecate the assets of the Fund.  The Fund does not intend to make short sales of securities "against the box" in the coming year as described in investment limitation 4.  The statements of intention in this paragraph reflect nonfundamental policies that may be changed by the Board of Trustees without shareholder approval.

Other current investment policies of the Fund, which are not fundamental and which may be changed by action of the Board of Trustees without shareholder approval, are as follows:

80% Investment Policy.  Under normal circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in common stocks.  Shareholders will be provided with at least 60 days’ prior notice of any change in this policy.  The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type:  “Important Notice Regarding Change in Investment Policy.”  The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

TRUSTEES AND OFFICERS

The names, ages, addresses, present position(s) with the Fund, principal occupation(s) during the past five years and other directorships held outside the Fund complex of the Fund’s Trustees and officers are set forth in the table below.  The Board of Trustees is responsible for managing the business affairs of the Fund.

Name/Address/Age	Current Position(s) with Trust, Length of Time Served and Term of Office	Principal Occupation(s) During Last 5 yrs	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee Outside the Fund Complex_______

INTERESTED TRUSTEES*:

James I. Ladge# c/o Appleton Partners 45 Milk Street, 8th Floor Boston, MA 02109 Year of Birth: 1968	President and Treasurer, Trustee (December 2000 - Present) Until resignation or a successor is elected	Senior Vice President and Portfolio Manager, Appleton Partners, Inc. (1993 - Present)	1	Director, Cambridge Appleton Trust, N.A.

Douglas C. Chamberlain# c/o Appleton Partners 45 Milk Street, 8th Floor Boston, MA 02109 Year of Birth: 1947	Trustee (December 2000 – Present) Until resignation or a successor is elected	President and CEO, Appleton Partners, Inc. (1988 - Present)	1	Director, Cambridge Savings Bank

DISINTERESTED TRUSTEES:

Jack W. Aber+ c/o Appleton Partners 45 Milk Street, 8th Floor Boston, MA 02109 Year of Birth: 1937	Trustee (December 2000 – Present) Until resignation or a successor is elected	Professor, Boston University (1997 – 01/2008)	1	Director, Managers Fund, Managers AMG Funds, Third Avenue Funds and Aston Funds.

John M. Cornish, Esq.+ c/o Appleton Partners 45 Milk Street, 8th Floor Boston, MA 02109 Year of Birth: 1947	Trustee (December 2000 – Present) Until resignation or a successor is elected	Partner, Choate, Hall & Stewart (1985 - Present)	1	Director, Thompson Steel Company

Grady B. Hedgespeth+# c/o Appleton Partners 45 Milk Street, 8th Floor Boston, MA 02109 Year of Birth: 1955	Trustee (December 2000 – Present) Until resignation or a successor is elected	Director, US Small Business Admin. (May 2007 – Present); Consultant (Nov. 2005-April 2007); Senior Vice President, CFO, SeedCo (July 2003 – Oct. 2005)	1	Director, National Cooperative Bank

OFFICERS:

Michele D. Hubley c/o Appleton Partners 45 Milk Street, 8th Floor Boston, MA 02109 Year of Birth: 1957	Secretary and Chief Compliance Officer (December 2004 – Present)	Vice President and Chief Compliance Officer of Appleton Partners, Inc. (1995 – Present)	N/A	N/A

*	All Interested Trustees are such because of their interest in the investment adviser, as defined in the 1940 Act.

+
Member of Audit Committee and Nominating Committee.  The Audit Committee and the Nominating Committee are standing committees of the Board of Trustees.  The Audit Committee’s function is to oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; to oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and to act as a liaison between the Trust’s independent registered public accounting firm and the full Board of Trustees.  The Audit Committee held two regularly scheduled meetings during the fiscal year ended December 31, 2010.  The Nominating Committee is responsible for selecting candidates to serve on the Board and its standing committees.  The Nominating Committee does not consider nominees recommended by shareholders.  The Nominating Committee did not hold any meetings during the fiscal year ended December 31, 2010.

#
Members of the Valuation Committee.  The Valuation Committee is a standing committee of the Board of Trustees.  Messrs. Chamberlain, Hedgespeth and Ladge are members of the Valuation Committee.  The Valuation Committee is responsible for overseeing procedures for valuing securities held by the Trust and responding to any pricing issues that may arise.  The Valuation Committee did not meet during the fiscal year ended December 31, 2010.

Compensation of Trustees

The following table sets forth information regarding compensation of the Trustees by the Trust for the fiscal year ended December 31, 2010.  Trustees who are interested persons of the Trust do not receive any compensation from the Trust.  Each of the other Trustees is paid an annual retainer of $2,000, a fee of $1,000 for each board meeting attended ($500 if by telephone) and $500 for each Audit Committee meeting, and is reimbursed for the expenses of attendance of such meetings.

COMPENSATION TABLE
Fiscal Year Ended December 31, 2010

Name of Person, Position	Aggregate Compensation from Registrant

Douglas C. Chamberlain, ** Trustee	$0
James I. Ladge, ** Trustee and President	$0
Jack W. Aber, * Trustee	$6,000
Grady B. Hedgespeth, * Trustee	$6,000
John M. Cornish, * Trustee	$6,000
_____________________
*	Member of Audit and Nominating Committee.
**	“Interested person,” as defined in the 1940 Act, of the Trust because of their affiliation with Appleton Partners, Inc., the Trust’s investment adviser.

Trustees’ Ownership of Trust Shares (as of December 31, 2010)

Name of Trustee	Dollar Range of Equity Securities in the Equity Growth Fund

DISINTERESTED TRUSTEES
Jack W. Aber	$10,001 - $50,000
John M. Cornish	None
Grady B. Hedgespeth	None
INTERESTED TRUSTEES
James I. Ladge	Over $100,000
Douglas C. Chamberlain	Over $100,000

FOLLOWING IS ADDITIONAL INFORMATION ABOUT THE TRUSTEES

Interested Trustees:

Mr. Ladge

Mr. Ladge is the COO of Appleton Partners, Inc. and a Portfolio Manager for both equity and fixed income clients. He has been with Appleton since 1993 and has participated in all facets of the business during that span. Prior to that, he worked at State Street Bank & Trust Company. Mr. Ladge was awarded his B.A. from Syracuse University, his M.B.A. from Boston University, and holds the Chartered Financial Analyst designation. He is also a director of the Cambridge Appleton Trust, N.A.

Mr. Chamberlain

Mr. Chamberlain is CEO and co-founder of Appleton Partners, Inc. In addition to his corporate responsibilities, Mr. Chamberlain is a Portfolio Manager overseeing certain portfolios for taxable and tax-exempt investors. He is a member of Appleton’s Fixed Income and Equity Investment Committees and has served as Director of Research at two other Boston-based asset management firms. Earlier positions include Public & Private Portfolio Manager with Fleet National Bank and Trust Investment Officer at BankBoston. He earned his B.A.S. and M.B.A. from Boston University, and is on the Advisory Board of the University’s Graduate School of Management. He holds the Chartered Financial Analyst designation. He is also a director of the Cambridge Savings Bank and Cambridge Appleton Trust, N.A.

Disinterested Trustees:

Mr. Aber

Mr. Aber is Professor of Finance at the Boston University School of Management, where he has been on the faculty since 1972. He currently serves as an independent trustee of the Manager Funds, Norwalk Connecticut, and the Third Avenue Funds of New York. He engages in independent consulting, principally in management education, case-writing, program design, instruction for clients in banking, minicomputer, software, petroleum and other industries. He has numerous publications relating to investment and mutual fund industry matters.

Mr. Cornish

Mr. Cornish is co-chair of the Choate, Hall & Stewart LLP’s wealth management group, a member of the firm’s operating committee, and has served several terms on the firm’s executive committee. He provides clients with general corporate, business and tax advice, including mergers, acquisitions and divestitures, and structuring arrangements to transfer equity interests to younger generations in a tax-efficient manner. He also provides advice on all aspects of gift and estate planning, including life insurance planning, family limited partnerships, sales to grantor trusts, grantor retained annuity trusts and charitable planning.  He is also a director of the Thomson Steel Company.

Mr. Hedgespeth

Mr. Hedgespeth is a Director of Financial Assistance in the Office of Capital Access of the Small Business Administration (SBA).  He is responsible for the product and policy development for the SBA’s $80 billion business lending portfolio.  A former Secretary of Economic Affairs in Massachusetts, he is skilled in strategic planning, economic development, and corporate governance. Mr. Hedgespeth has spent most of his 30-year professional career in the private sector, primarily in financial services. He was Regional President for BayBank Boston and the founder and President of BankBoston Development Company, the nation’s first bank-owned urban investment bank. He is also a director of the National Cooperative Bank.

Board Leadership Structure:

The majority of the Fund’s Board of Trustees (the “Board”) are Independent Trustees. The Board has overall responsibility for overseeing the investment program of the Fund and its management and operations. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the directors of an investment company registered under the 1940 Act organized as a corporation and has authority to oversee and establish policies regarding the management, conduct and operation of the Fund’s business. The Trustees have not designated a Chairman.

The Board has three standing committees: the Audit Committee, the Valuation Committee, and the Nominating Committee. The Audit and Nominating committees are composed entirely of independent trustees.  The Audit Committee’s function is to oversee the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; to oversee the quality and objectivity of the Fund’s financial statements and the independent audit thereof; and to act as a liaison between the Fund’s independent registered public accounting firm and the full Board of Trustees. The Nominating Committee considers potential candidates for the Board.   The Valuation Committee is a standing committee of the Board of Trustees.  Messrs. Chamberlain, Hedgespeth and Ladge are members of the Valuation Committee.  The Valuation Committee is responsible for overseeing procedures for valuing securities held by the Fund and responding to any pricing issues that may arise.  The Board believes that its leadership structure is appropriate because it ensures the effective, independent oversight of management on behalf of the Fund’s shareholders by having the independent Trustees as a majority of the Board and through their service on key committees and, in particular, the fact that the Audit Committee and the Nominating Committee are composed exclusively of independent Trustees .

Board’s Oversight of Risk Management:

Senior management, on a regular basis, undertakes risk assessments aimed at identifying key risks that the Fund may face, as described in the Fund’s prospectus, the probability of occurrence of those risks and the potential impact.  The Board and senior management have active discussions regarding the risks to which the Fund is subject. The Board reviews the Fund’s portfolio and regular reports provided to it that integrate strategy and operational and investment initiatives with risk exposures.

As part of its oversight, the Board assesses the quality of information it is receiving, how well this information provides a basis for evaluating the risk factors affecting the Fund, as described in the Fund’s prospectus, how management evaluates risk, and the quality of the risk management oversight structure. The Board engages in open discussions with management on how economic factors affect or may affect the Fund’s performance. It reviews the Fund’s periodic and current reports and prospectuses, with a particular focus on risk disclosures.

Process for Considering Trustee Nominees:

The Board has a Nominating Committee comprised of Messrs. Aber and Cornish, who are independent trustees.  The Nominating Committee will consider the experience, qualifications, attributes and skills of trustee nominees and trustees when looking to fill vacant board or committee seats and will consider the benefits of a diverse Board in enhancing its oversight of management performance, particularly in today’s global investment environment.

THE INVESTMENT ADVISER

Appleton Partners, Inc. (the "Adviser") is the Fund's investment adviser and a registered investment adviser under the Investment Advisers Act of 1940.  Mr. Chamberlain is a controlling shareholder and a principal of the Adviser, and, as such, may directly or indirectly receive benefits from the advisory fees paid to the Adviser.  Under the terms of the advisory agreement between the Trust and the Adviser, the Adviser manages the Fund's investments.  The Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of its average daily net assets.

Pursuant to a written contract between the Adviser and the Fund, the Adviser has agreed to waive a portion of its advisory fees and/or assume certain expenses of the Fund other than brokerage commissions, extraordinary items, interest and taxes to the extent annual Fund operating expenses exceed 1.50% of the Fund’s average daily net assets.  The Adviser has agreed to maintain these expense limitations with regard to the Fund through December 31, 2012.   During the fiscal year ended December 31, 2008, the Advisor waived all of its advisory fees $105,945 and reimbursed the Fund for $26,052 of other operating expenses.  During the fiscal year ended December 31, 2009, the Advisor waived all of its advisory fees $81,765 and reimbursed the Fund for $31,187 of other operating expenses.  During the fiscal year ended December 31, 2010, the Advisor waived all of its advisory fees $108,848 and reimbursed the Fund for $183 of other operating expenses.

PORTFOLIO MANAGERS COMPENSATION

Compensation for James Ladge is not predicated on Fund assets or fund performance. Mr. Ladge is paid a fixed salary and a discretionary bonus based on the Adviser’s profitability during its fiscal year.

PORTFOLIO MANAGER HOLDINGS

Portfolio Managers are encouraged to own shares of the Funds they manage. The following table indicates the dollar range of shares beneficially owned by each of the Fund’s portfolio managers as of December 31, 2010.

Portfolio Manager	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
James Ladge				X

OTHER PORTFOLIO MANAGER INFORMATION

There are no conflicts of interest between the Fund and the Portfolio Manager’s responsibilities to other accounts.  There is no conflict of interest because all accounts that are managed by Mr. Ladge. uses the same strategies as the Fund and therefore invest in the same types of securities. The securities that they invest in are common stocks of readily available securities and do not present allocation issues.

The following tables indicate the number of accounts and assets under management (in millions) for each type of account as of December 31, 2010.

James Ladge, primary portfolio manager for the Appleton Equity Growth Fund:

	Number of Accounts		Assets Under Management
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	none	none	none	none
Other Pooled Investment Vehicles	none	none	none	none
Other Accounts	108 Privately Managed Portfolios	none	$162 MM	none

PROXY VOTING GUIDELINES

Written guidelines have been established for proxy voting by the Board of Trustees of the Fund, whether voted by the Fund or its investment adviser.  The purpose of these guidelines is simple: to promote the accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to increase disclosure of a company’s business and operations.

The proxy voting guidelines generally address proposals submitted to shareholders of six types:

1.	Proposals seeking approval of equity-based compensation, including stock option plans.
2.	Proposals relating to changes in corporate control.
3.	Proposals that affect shareholder rights, including voting rights
4.	Proposals for the election of directors
5.	Proposals relating to social and corporate responsibility issues
6.	Proposals for the approval of independent registered public accounting firm

Equity-based Compensation Plans

In general, the Fund agrees with the use of reasonably designed stock-related compensation plans that align the interests of corporate management with those of shareholders by providing officers and employees with an incentive to increase shareholder value.  It will consider the dilutive effects, pricing and re-pricing issues and other factors in voting on specific proposals.

Corporate Control

The Fund generally opposes measures that are designed to prevent or obstruct corporate takeovers.  Such measures tend to entrench current management.  We believe the active trading of a company’s securities and the potential transfer of corporate control through takeover – hostile or otherwise – must generally be permitted to occur.  In the case of shareholder rights plan, often referred to as “poison pills”, we believe the best approach is for the company to put its case to shareholders by letting them vote on a plan.  We will carefully review proposals to increase capital stock and generally oppose so-called “blank check” preferred stock.  We favor non-classified boards of directors.

Shareholder Rights

The Fund views the exercise of shareholders’ rights – including the rights to act by written consent, to call special meetings and to remove directors – to be fundamental to corporate governance.  We generally favor cumulative voting and confidential voting and oppose supermajority voting and dual class capitalization.

Election of the Board of Trustees

The Fund believes that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually.  In addition, key board committees should be entirely independent.

Corporate and Social Policy Issues

The Fund believes that “ordinary business matters” are primarily the responsibility of management and should be approved solely by a company’s board of directors.  Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.  Ordinarily the Fund would not vote for such proposals unless supported by management.

Approval of Independent Registered Public Accounting Firm

The Fund believes that the relationship between the company and its auditors should be limited primarily to the audit engagement although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence.

Potential Conflicts of Interest

In the event that any matter for which a proxy is solicited creates a potential conflict of interest between interests of the shareholders of the Fund, on the one hand, and any affiliated person of the Fund, on the other, the voting of such proxy will be referred to the Trustees of the Fund who are not “interested persons” of the Fund as such term is defined under the Investment Company Act of 1940 (the “Independent Trustees”); if the potential conflict is with an independent Trustee, such Trustee will abstain from voting on the matter.

The foregoing is a summary.  A copy of the complete Proxy Voting Guidelines and, when available, the Fund’s voting record may be obtained by calling the toll free number in the address set forth on the cover page of this Statement of Additional Information and at the web site of the Securities and Exchange Commission (www.sec.gov).

THE DISTRIBUTOR

Unified Financial Securities, Inc. (the “Distributor”), 2960 N. Meridian Street, Indianapolis, Indiana 46208, is the Trust’s principal underwriter and, as such, is the exclusive agent for distribution of shares of the Fund.  The Distributor is obligated to sell the Fund’s shares on a best efforts basis only against purchase orders for the shares.  Shares of the Fund are offered to the public on a continuous basis.

DISTRIBUTION PLAN

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), which permits the Fund to pay for expenses incurred in the distribution and promotion of the Fund's shares including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Trust.  The Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of 0.25% of the Fund's average daily net assets.  Unreimbursed expenses will not be carried over from year to year.  For the fiscal year ended December 31, 2010, the Fund incurred $27,212 of distribution expenses under the Plan, all of which were reimbursed by the Adviser.

Agreements implementing the Plan (the "Implementation Agreements"), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Fund's shares, are in writing and have been approved by the Board of Trustees.  All payments made pursuant to the Plan are made in accordance with written agreements.

The continuance of the Plan and Implementation Agreements must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not "interested persons" of the Trust and have no direct or indirect financial interest in the Plan (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance.  The Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of the Fund.  In the event the Plan is terminated in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the termination date.  The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval.  All material amendments to the Plan must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.  The Board of Trustees believes that expenditure of the Fund's assets for distribution expenses under the Plan should assist in the growth of the Fund, which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies.  The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan.  There can be no assurance that the benefits anticipated from the expenditure of the Fund's assets for distribution will be realized.  While the Plan is in effect, all amounts spent by the Fund pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review.  In addition, the selection and nomination of those Trustees who are not "interested persons" of the Trust are committed to the discretion of the Independent Trustees during such period.

SECURITIES TRANSACTIONS

Decisions to buy and sell securities for the Fund and the placing of the Fund's securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust.  In the purchase and sale of portfolio securities, the Adviser will give primary consideration to securing the best price and execution.  Consistent with this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Adviser may be a party.  The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.  For the fiscal years ended December 31, 2008, 2009 and 2010 the Fund paid brokerage commissions of $8,943, $14,624 and $8,265 respectively.

The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Fund and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided.  The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Fund and to accounts over which it exercises investment discretion.

Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities.  Although this information is useful to the Fund and the Adviser, it is not possible to place a dollar value on it.  Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Fund.

The Fund has no obligation to deal with any broker or dealer in the execution of securities transactions.  However, the Fund may effect securities transactions that are executed on a national securities exchange or in the over-the-counter market conducted on an agency basis.  The Fund will not effect any brokerage transactions in its portfolio securities with an affiliated broker if such transactions would be unfair or unreasonable to its shareholders.  Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers.  Although the Fund does not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with other firms.  Affiliated broker-dealers of the Trust will not receive reciprocal brokerage business as a result of the brokerage business transacted by the Fund with other brokers.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

Code of Ethics. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act, which permits Fund personnel to invest in securities for their own accounts, including securities that may also be purchased and held by the Trust.  The Code of Ethics adopted by each of the Trust, the Adviser and the Distributor is on public file with, and available from, the SEC.

PORTFOLIO TURNOVER

The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year.  High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund.  The Adviser anticipates that the Fund's portfolio turnover rate normally will not exceed 100%.  A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one-year period.  For the fiscal year ended December 31, 2010, the Fund’s portfolio turnover rate was 38%.

Generally, the Fund intends to invest for long-term purposes.  However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Appleton Funds have adopted policies and procedures for disclosing the Fund’s portfolio securities to any person requesting this information.  These policies and procedures are monitored on an on-going basis by the Board of Trustees through periodic reporting by the Fund’s Chief Compliance Officer.  No compensation will be received by the Fund, the Adviser, or any other party in connection with the disclosure of information about portfolio securities.  The procedures prohibit the disclosure of portfolio holdings except under the following conditions:

1)	For use in preparing and distributing routine periodic reporting to market data agencies (For example: Morningstar, Lipper, Bloomberg, Standard & Poor’s and Thompson Financial);
2)	A request by executive officers of the Adviser for routine oversight and management purposes;
3)
For use in preparing and distributing routine shareholder reports, including disclosure to Ernst & Young LLP, (the Trust’s independent registered public accounting firm who maintains a trading confidentiality agreement for any items they review).

Employees of the Adviser that are access persons under the Fund’s Code of Ethics have access to Fund holdings on a regular basis, but are subject to confidentiality requirements and trading prohibitions in the Code of Ethics.  In addition, the custodian of the Fund’s assets and the Fund’s accounting services agent, each of whose agreements contains a confidentiality provision, have access to the current Fund holdings on a daily basis.

The Chief Compliance Officer is authorized to determine whether disclosure of a Fund’s portfolio securities is for a legitimate business purpose and is in the best interests of the Fund and its shareholders.  Any conflict between the interests of shareholders and the interests of the Adviser,  or any affiliates, will be reported to the Board, which will make a determination that is in the best interests of shareholders.

CALCULATION OF SHARE PRICE

The share price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each day the Trust is open for business.  The Trust is open for business on every day except Saturdays, Sundays and the following holidays:  New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The Trust may also be open for business on other days in which there is sufficient trading in the Fund's portfolio securities that its net asset value might be materially affected.  For a description of the methods used to determine the share price, see "Calculation of Share Price" in the Prospectus.

TAXES

The Prospectus describes generally the tax treatment of distributions by the Fund.  This section of the Statement of Additional Information includes additional information concerning federal taxes.

The Fund intends to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders.  To so qualify the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (ii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.  During the year ended December 31, 2009, the Fund utilized $0 of capital loss carryforwards.  As of December 31, 2010, the Fund had the following capital loss carryforwards for Federal income tax purposes remaining:

Amount	December 31,
$367,121	2011
$129,485	2016
$1,289,925	2017
$1,786,531

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year.  Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one-year period ending on October 31 of the calendar year plus undistributed amounts from prior years.  The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

The Trust is required to withhold and remit to the U.S. Treasury a portion (28%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

REDEMPTION IN KIND

Under unusual circumstances, when the Board of Trustees deems it in the best interests of the Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value.  If any such redemption in kind is to be made, the Fund intends to make an election pursuant to Rule 18f-1 under the 1940 Act.  This election will require the Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any ninety-day period for any one shareholder.  Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash.  Portfolio securities that are issued in an in-kind redemption will be readily marketable.

PRINCIPAL SECURITY HOLDERS

As of April 1, 2011, the following shareholders owned of record or beneficially 5% or more of the Fund’s shares:

Shareholder	Percentage Owned
Appleton Partners Inc. 45 Milk Street 9th Floor Boston, MA 02109	13.36%

SEI Private Trust Company c/o State Street Trust One Freedom Valley Oaks, PA 19456	6.94%

Bowdoin & Company Terrance Dugan 45 Milk Street Boston, MA 02109.	70.84%

*	May be deemed to “control” the Fund, as that term is defined in the 1940 Act, due to ownership of greater than 25% of the Fund’s shares.

           As of April 1, 2011, the Trustees and officers of the Fund as a group owned of record or beneficially less than 1% of the outstanding shares of the Fund.

CUSTODIAN

U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, has been retained to act as Custodian for the Fund's investments.  U.S. Bank acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Ernst & Young, 1900 Scripps Center, 312 Walnut Street, Cincinnati, Ohio 45202 has been selected as independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2010.  Ernst & Young performs an annual audit of the Trust's financial statements and advises the Fund as to certain accounting matters.

JPMORGAN CHASE BANK, N.A.

The Trust has retained JPMorgan Chase Bank, N.A. (“JPMorgan”), 303 Broadway, Suite 900, Cincinnati, Ohio 45202, to act as its transfer agent.  JPMorgan maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.  For providing transfer agent and shareholder services to the Fund, JPMorgan receives a monthly per account fee from the Fund, plus out-of-pocket expenses.

JPMorgan also provides accounting and pricing services to the Fund.  For calculating daily net asset value per share and maintaining such books and records as are necessary to enable JPMorgan to perform its duties, the Fund pays JPMorgan a monthly fee based on the Fund’s net assets and reimburses JPMorgan for the cost of external pricing services and other out-of-pocket expenses.

JPMorgan also provides administrative services to the Fund.  In this capacity, JPMorgan supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services.  JPMorgan supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.  The Fund pays JPMorgan a monthly administrative service fee based on its average daily net assets, plus out-of-pocket expenses.  During the fiscal periods ended December 31, 2008, 2009 and 2010 the Fund paid administrative fees of $24,000, $24,000 and $23,999___ respectively.

ANNUAL REPORT

  The financial statements included in the Fund’s Annual Report as of December 31, 2010, which financial statements have been audited by Ernst & Young LLP, are incorporated herein by reference.

THE APPLETON FUNDS

PART C.                OTHER INFORMATION

Item 23.	Exhibits

(a)	Agreement and Declaration of Trust.1

(b)	Bylaws.1

(c)	Incorporated by reference to Agreement and Declaration of Trust and Bylaws.

(d)	Form of Advisory Agreement with Appleton Partners, Inc. (the “Adviser”).1

(e)(i)	Form of Underwriting Agreement with IFS Fund Distributors, Inc.2
(ii)	Distribution Agreement with Unified Financial Securities, Inc. 5

(f)	Inapplicable

(g)	Form of Custody Agreement with US Bank, N.A. (formerly Firstar Bank, N.A.). 2

(h)(i)	Form of Administration, Accounting Services and Transfer Agreement with Integrated Fund Services, Inc.3
(ii)	iCompliance Services Agreement with Appleton Partners and Integrated Fund Services, Inc.4

(i)	Opinion and Consent of Counsel.1

(j)	Consent of Independent Auditors is filed herewith.

(k)	Inapplicable.

(l)	Agreement Relating to Initial Capital.1

(m)	Form of Plan of Distribution Pursuant to Rule 12b-1.1

(n)	Inapplicable.

(o)	Inapplicable.

(p)(i)	Code of Ethics of The Appleton Funds and Appleton Partners, Inc. 1
(ii)	Code of Ethics of IFS Fund Distributors, Inc. 2
______________________________________
1	Incorporated by reference to Registrant’s Initial Registration Statement on Form N-1A filed on November 6, 2000.
2	Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on December 28, 2000.
3	Incorporated by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A filed on May 1, 2002.
4	Incorporated by reference to Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A filed on March 2, 2005.
5	Incorporated by reference to Post-Effective Amendment No. 11 to Registrant’s Registrations Statement on Form N-1A filed on April 30, 2010.

Item 24.	Persons Controlled by or Under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25.	Indemnification

Article VI of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

"Section 6.4  Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") to the fullest extent now or hereafter permitted by law against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

Section 6.5 Advances of Expenses.  The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended.  In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

  Indemnification Not Exclusive, etc.  The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled.  As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators.  Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.”

2

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers, employees and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, employee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer, employee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy.  The policy provides coverage to the Registrant and its Trustees and officers.  Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

The Advisory Agreement with the Adviser provides that the Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Trust, provided, however, that such acts or omissions shall not have resulted from the Adviser's willful misfeasance, bad faith or negligence, a violation of the standard of care established by and applicable to the Adviser in its actions under this Agreement or breach of its duty or of its obligations hereunder.

Item 26.	Business and Other Connections of the Investment Adviser

(a)
The Adviser is a registered investment adviser, providing investment advisory services to the Registrant.  The Adviser has advised individual, trust, corporate and institutional clients since 1986.  Prior to managing the Appleton Equity Growth Fund, the Adviser had not provided investment advisory services to a registered investment company.

3

(b)           The directors and officers of the Adviser and any other business, profession, vocation or employment of a substantial nature engaged in at any time during the past two years:

(i)	Kathleen M. Burge	Executive Vice President, CFO and Director
(ii)	Douglas C. Chamberlain	President, CEO and Director
(iii)	James I. Ladge	Senior Vice President and COO
(iv)	Walter Zagrobski	Senior Vice President
(v)	Michele D. Hubley	Vice President, CCO
(vi)	Robert B. Needham	Director
(vii)	Cornelia S. Ives	Director
(viii)	Kenneth J. Novack	Director
(ix)	J.P. Chevriere	Director
(x)	William T. Petty	Director
(xi)	Mark Y. Williams	Director

Item 27.	Principal Underwriters.

Unified Financial Securities, Inc. serves as the principal underwriter for the Trust.

(a)     Unified Financial Securities, Inc. also serves as a principal underwriter for the following investment companies: American Pension Investors Trust, Dividend Growth Trust, LCM Landmark Series Trust, RiverNorth Funds, Skyhawk Funds Trust, TrendStar Investment Trust, The Penn Street Fund, Inc., Unified Series Trust, James Advantage Funds and Valued Advisers Trust.

(b)     The directors and officers of Unified Financial Securities, Inc. are as follows:

Name	Title	Position with Trust
Daniel B. Benhase*	Director	None
Melissa K. Gallagher**	President and Chief Executive Officer	None
John C. Swhear**	Vice President, Chief Compliance Officer	None
Edward J. Kane*	Vice President	None
A. Dawn Story*	Vice President	None
Anna Maria Spurgin**	Assistant Vice President	None
Karyn E. Cunningham**	Financial Operations Principal	None
Richard A. Cheap*	Secretary	None
Larry D. Case*	Assistant Secretary	None

4

*	The principal business address of these individuals is 41 S. High St. Columbus, OH 43215.
**	The principal business address of these individuals is 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208.

(c)      For the fiscal year ended December 31, 2010 the Trust paid $0 in underwriting expenses to Unified Financial Securities, Inc.

Item 28.	Location of Accounts and Records

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at its offices located at 45 Milk Street, Eighth Floor, Boston Massachusetts 02109 as well as at the offices of the Registrant's transfer agent located at 303 Broadway, Suite 900, Cincinnati, Ohio 45202.

Item 29.	Management Services Not Discussed in Parts A or B

Inapplicable

Item 30.	Undertakings

Inapplicable

5

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and the Commonwealth of Massachusetts, on the 29th day of April, 2011.

THE APPLETON FUNDS

By:___________*_________________
James I. Ladge
President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the 29th day of April, 2011.

Signature	Title

*	President, Treasurer and Trustee
James I. Ladge

*	Trustee
Douglas C. Chamberlain

*	Trustee
Jack W. Aber

*	Trustee
John M. Cornish

*	Trustee
Grady B. Hedgespeth
/s/ Jay S. Fitton
* By Jay S. Fitton
as Attorney-in-Fact
April 29, 2011

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